                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

                                  $125,000,000

                               UGI Utilities, Inc.
                               -------------------

                           Medium-Term Notes, Series C
                           ---------------------------

                             DISTRIBUTION AGREEMENT
                             ----------------------

                                                                    May 15, 2002

Credit Suisse First Boston Corporation
Eleven Madison Avenue,
New York, New York 10010-3629.

Janney Montgomery Scott LLC
Suburban Square
Times Building, 2/nd/ Floor
Ardmore, PA 19003

First Union Securities, Inc.
One Wachovia Center, TW-8
301 South College Street
Charlotte, NC 28288-0602

Ladies and Gentlemen:

               1. Introduction. UGI Utilities, Inc., a Pennsylvania corporation
                  ------------
(the "Issuer"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issue and sale from time to time by the Issuer of its medium-term notes registered under the registration statements referred to in Section 2(a) (any such medium-term notes being hereinafter referred to as the "Securities", which expression shall, if the context so admits, include any permanent global Security). Securities may be offered and sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statements reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement. The Securities will be issued under an indenture, dated as of August 1, 1993 (the "Indenture"), between the Issuer and Wachovia Bank, National Association (formerly First Union Bank, and, prior to that, First Fidelity Bank, National Association), as trustee (the "Trustee").

               The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"). Securities will be issued, and the terms thereof established, from time to time by the Issuer in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

               2. Representations and Warranties of the Issuer. The Issuer
                  --------------------------------------------
represents and warrants to, and agrees with, each Agent as follows:

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               (a)  The Issuer meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). A registration statement (No. 333-72540), including a prospectus, relating to $125,000,000 aggregate principal amount of debt securities of the Issuer, which amount includes $2,000,000 aggregate principal amount of debt securities of the Issuer registered on a registration statement (No. 333-04288), including the Securities (together, the "Registered Securities") (including a prospectus which, as supplemented from time to time, shall be used in connection with sales of the Securities) has been filed with the Commission. Both registration statements have been declared effective under the Act. Such registration statements, each as amended as of the Closing Date (as defined in Section 3(e) hereof), are hereinafter collectively referred to as the "Registration Statement", and the prospectus included in registration statement no. 333-72540, as supplemented so as generally to describe the Securities and the terms of the offering of the Securities, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date. No document has been or will be prepared or distributed by the Issuer in reliance on Rule 434 under the Act.

               (b) No order suspending the effectiveness of the Registration Statement or of any part thereof has been issued by the Commission and is in effect and no proceedings for that purpose have been instituted or are pending before, or to the knowledge of the Issuer are contemplated by, the Commission. On the effective date of the Registration Statement, such Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date, and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time being herein sometimes referred to as a "Representation Date"), the Registration Statement and the Prospectus as then amended or supplemented will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer by any Agent specifically for use therein or to that portion of the Registration Statement which constitutes the trustee's Statement of Eligibility and Qualification under the Trust Indenture Act (the Form T-1).

               (c) The Issuer has been duly incorporated and is a subsisting corporation under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Issuer is qualified to do business as a foreign corporation in good standing in such other jurisdictions where it owns or leases properties or conducts business so as to require such qualification, other than where the failure to be so qualified would not have a material adverse effect on the Issuer and its subsidiaries taken as a whole.

               (d) As of the Closing Date, the Issuer does not have any subsidiary that is a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X.

               (e) The Indenture has been duly authorized, executed and delivered by the Issuer and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Securities have been duly authorized, and when the Securities have been delivered and paid for pursuant to this Agreement, the Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and will

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        constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

               (f) Except for the registration of the securities certificate relating to the Securities by the Pennsylvania Public Utility Commission (the "PUC"), which registration has been obtained by order of the PUC dated May 9, 2002 (the "PUC Order"), no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

               (g) The Issuer is not in violation of the provisions of its articles of incorporation or by-laws. Neither the Issuer nor any of its subsidiaries is in breach, default or violation in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material contract, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, except such breach, default or violation as would not, individually or in the aggregate, have a material adverse effect on the Issuer and its subsidiaries taken as a whole. The execution, delivery and performance of the Indenture and this Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Indenture, the sale by the Issuer of such Security in accordance with this Agreement and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute or any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer or any of its properties, (ii) any material agreement or instrument to which the Issuer or any subsidiary of the Issuer is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, except such breach or violation as would not, individually or in the aggregate, have a material adverse effect on the Issuer and its subsidiaries taken as a whole, or (iii) the charter or by-laws of the Issuer, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

               (h) This Agreement (including any agreement with respect to the offering and sale of particular Securities as contemplated by Section 3) has been duly authorized, executed and delivered by the Issuer.

               (i) Except as disclosed in the Prospectus, the Issuer possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Issuer and its subsidiaries taken as a whole.

               (j) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Issuer or any of its properties that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Issuer to perform its obligations under the Indenture or this Agreement; and no such actions, suits or proceedings are threatened or, to the Issuer's knowledge, contemplated.

               (k) The financial statements included or incorporated by reference in the Registration Statement and Prospectus present fairly, in all material respects, the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved except as may be stated in the notes thereto; and the schedules included in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

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               (l) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole.

               (m) Immediately after any sale of Securities by the Issuer hereunder or under any Terms Agreement, as defined below, the aggregate amount of Securities which shall have been issued and sold by the Issuer hereunder or under any Terms Agreement and of any debt securities of the Issuer (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

               (n) The Issuer's independent public accountants, who have audited certain of the Issuer's financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

               (o) The Issuer is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUHCA"). The Issuer is a "subsidiary company" of a "holding company" within the meaning of the PUHCA, but UGI Corporation, the "holding company," is exempt from all the rules and regulations promulgated thereunder, other than Section 9(a)(2) thereof, by virtue of its filing of a Form U-3A-2 with the Commission.

               (p) The PUC Order approving the issuance of the Securities has been duly issued and remains in full force and effect without amendment or modification and is not the subject of any appeal or other proceeding.

               3. Appointment as Agents; Agreement of Agents; Solicitations.
                  ---------------------------------------------------------

               (a) (i) Subject to the terms and conditions stated herein, the Issuer hereby appoints each of the Agents as the agents of the Issuer for the purpose of soliciting or receiving offers to purchase the Securities to be issued by the Issuer during any Marketing Time. For purposes of this Agreement, "Marketing Time" shall mean any time when (i) no suspension of solicitation of offers to purchase Securities pursuant to Section 3(c) or Section 4(c) shall be in effect, (ii) any Agent shall notify the Issuer that it owns Securities with the intention of reselling them, but in no event shall the time period for such resale be in excess of 60 days from the date of purchase of such Securities by the Agent (unless a particular time period of more than 60 days has been specified in the Terms Agreement relating to the purchase of such Securities or the Issuer and the Agent have otherwise agreed on another time period) or (iii) the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred.

               (ii) Subject to all of the terms and conditions of this Agreement, the Issuer shall not be prevented from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities. Further, the Issuer reserves the right from time to time, in each case without obtaining the prior consent of any of the Agents, (i) to sell Securities directly to an investor, (ii) to accept a specific offer to purchase Securities from an agent or dealer other than the Agents (each an "Other Dealer"), and (iii) to appoint, after notice to the Agents, one or more Other Dealers for the purpose of soliciting or receiving offers to purchase Securities on a continuous basis; provided, however, that in the case of (ii)
                                  --------  -------
and (iii), any Other Dealer shall agree to be bound by and subject to the terms and conditions of this Agreement binding on the Agents (including the commission schedule set forth on Exhibit B).

               (b) (i) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Issuer, to use reasonable efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented.

               (ii) No Agent shall have any obligation to purchase Securities from the Issuer; however, one or more Agents ( each, a "Presenting Agent") may agree from time to time to purchase Securities for resale to investors and other purchasers selected by such Presenting Agents. Unless otherwise expressly agreed by the Issuer and the

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Presenting Agents as contemplated by clause (v) below, each offer to sell
Securities transmitted by the Agents and accepted by the Issuer shall constitute acceptance of an offer to sell such Securities to the Presenting Agents for resale. In addition, if so specified in a Terms Agreement (as defined in clause
(iii) below) executed by the Issuer and one or more Presenting Agents, such Presenting Agents shall act as representative or representatives of the several underwriters named in such Terms Agreement for resale of the Securities specified in such Terms Agreement upon the terms and subject to the conditions specified in such Terms Agreement, this Agreement and the Prospectus, as supplemented by the applicable Pricing Supplement. It is understood that the Agents and any underwriters for which they may act as representative or representatives propose that they will offer any Securities which they agree to purchase as principal for sale as set forth in the Prospectus, as supplemented by the applicable Pricing Supplement.

               (iii) Upon acceptance by the Issuer of an offer by one or more Presenting Agents to purchase Securities as principal, unless the Issuer and the Presenting Agent or Agents execute a Terms Agreement substantially in the form of Exhibit A hereto (a "Terms Agreement"), any written confirmation or communication transmitted by the Presenting Agent or Agents to the Issuer or, in the absence of a Terms Agreement or such other written confirmation or communication, the oral agreement with respect to the terms of the Securities and of their offer and sale evidenced by the offer communicated by the Presenting Agent or Agents and accepted by the Issuer, in each case together with the provisions of this Agreement, shall constitute an agreement between the Presenting Agent or Agents and the Issuer for the sale and purchase of such Securities (whether or not any Terms Agreement or other written confirmation or communication shall have been executed by the Issuer or the Presenting Agent or Agents). Each purchase of Securities by an Agent shall, unless otherwise agreed, be at a discount from the principal amount of each such Security equivalent to the applicable commission set forth in Exhibit B hereto.

               (iv) Each Agent is authorized to engage the services of any other brokers or dealers in connection with the offer or sale of Securities purchased by such Agent as principal for resale to others and may reallow any portion of the discount received from the Issuer to such brokers or dealers.

               (v) If expressly agreed by an Agent and the Issuer, such Agent will solicit offers to purchase Securities from the Issuer through such Agent, acting as agent, in accordance with the provisions of this Agreement. In such event, such Agent shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent; and the Issuer shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Issuer, to reject any offer to purchase Securities received by it as such agent, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, an Agent, acting on an agency basis, the Issuer agrees to pay such Agent a commission in accordance with the schedule set forth in Exhibit B hereto.

               (vi) No Agent shall have any responsibility for maintaining records with respect to the aggregate principal amount of Securities sold, or otherwise monitoring the availability of Securities for sale under the Registration Statement.

               (vii) No Security which the Issuer has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

               (c)   Upon receipt of notice from the Issuer as contemplated by
Section 4(c) hereof, each Agent shall suspend its solicitation of offers to purchase Securities until such time as the Issuer shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 4(c) and shall have advised such Agent that such solicitation may be resumed.

               The Issuer reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one Business Day's prior notice from the Issuer, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Agents that such solicitation may be resumed. For the purpose of the foregoing sentence, "Business Day" shall mean any day that is not a Saturday or Sunday, and that in

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

The City of New York is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

               (d) Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the Agents and the Issuer. The initial Procedures, which are set forth in Exhibit C hereto, shall remain in effect until changed by agreement among the Issuer and the Agents. Each Agent and the Issuer agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Issuer will furnish to the Trustee a copy of the Procedures as from time to time in effect.

               (e) The documents required to be delivered by Section 5 hereof shall be delivered at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed by the Issuer and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of purchases of Securities hereunder, such time and date being herein called the "Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the settlement date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Securities sold pursuant to an offering of Securities having identical terms (including the issue date) and terms of sale (whether or not set forth in a single Terms Agreement).

               4. Certain Agreements of the Issuer. The Issuer agrees with the
                  --------------------------------
Agents that it will furnish to Dewey Ballantine LLP, counsel for the Agents, one conformed copy of the Registration Statement, including all exhibits (but excluding all documents incorporated by reference), in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities,

               (a) The Issuer will prepare a Pricing Supplement with respect to any Securities to be offered and sold to or through one or more Agents pursuant to this Agreement and, after approval of such Pricing Supplement by such Agent or Agents, will file such Pricing Supplement with the Commission pursuant to and in accordance with Rule 424(b) under the Act.

               (b) The Issuer will advise each Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement (other than any report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any Pricing Supplement that relates to Securities not purchased through or by such Agent), and if the Issuer effects any such amendment of or supplement to the Registration Statement or the Prospectus to which an Agent objects, such Agent shall be relieved of its obligations under
        Section 3(b) to solicit offers to purchase Securities until such time as the Issuer shall have filed such further amendments or supplements such that such Agent is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented; and the Issuer will advise each Agent promptly of the filing and effectiveness of any such amendment or supplement (other than any report filed under the Exchange Act and any Pricing Supplement that relates to Securities not purchased through or by such Agent) and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof.

               (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Issuer will promptly notify each Agent by telephone (with confirmation in writing) to suspend solicitation of offers to purchase the Securities and to cease making offers or sales of Securities which an Agent may then own as principal; and if the Issuer shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise each Agent by telephone (with confirmation in writing) and, subject to the provisions of subsection (b) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Notwithstanding the foregoing, at any time such event occurs or it becomes necessary to amend the

        Prospectus to comply with the Act, in each case during a Marketing Time, the Issuer, subject to the provisions of subsection (b) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Agents' consent to, nor their delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

               (d) The Issuer will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, on or prior to the date on which the Issuer makes any announcement to the general public concerning earnings or any other event which announcement or event is required to be described in a document filed pursuant to the Exchange Act, the Issuer will, subject to the provisions of subsections (b) and (c) of this Section, cause the Prospectus to be amended or supplemented to reflect the information contained in such announcement.

               (e) The Issuer will promptly notify each Agent of any downgrading in the rating of any debt securities of the Issuer or any known proposal to downgrade the rating of any debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Issuer learns of such downgrading, proposal to downgrade or public announcement.

               (f) As soon as practicable, but not later than 15 months after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, the Issuer will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the Registration Statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Issuer's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance, which will satisfy the provisions of Section 11(a) of the Act or Rule 158 thereunder.

               (g) The Issuer upon request will furnish to each Agent copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement but excluding copies of any electronic filings made by the Issuer with the Commission under the Exchange Act and any documents incorporated by reference), in such quantities as are reasonably requested.

               (h) The Issuer will cooperate with the Agents in connection with the registration or qualification of the Securities for offer and sale in those states of the United States whose securities or Blue Sky laws require further action, as determined pursuant to a Blue Sky survey delivered to the Agents by Dewey Ballantine LLP. The Issuer will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such additional jurisdictions as the Issuer and the Agents shall mutually agree on prior to the Closing Date. The Issuer will continue all such qualifications in effect so long as required for the distribution.

               (i) So long as any Securities are outstanding, the Issuer will furnish to the Agents, unless filed with the Commission, from time to time, such information concerning the Issuer as the Agents may reasonably request.

               (j) The Issuer will pay, or reimburse each Agent for, all reasonable expenses incident to the establishment of the program contemplated by this Agreement and will reimburse each Agent for any expenses incurred by it in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of those jurisdictions designated in accordance with (h) above (including reasonable fees and disbursements of counsel for the Agents relating to the preparation and delivery of the Blue Sky survey and such qualification) and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee incident to,

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

        and the reasonable fees and disbursements of counsel to the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. relating to the Securities, for reasonable expenses incurred by each Agent in distributing the Prospectus and all supplements thereto (including any Pricing Supplement) and any preliminary prospectuses and any preliminary prospectus supplements, for previously approved costs incurred by each Agent in advertising any offering of Securities and for each Agent's reasonable expenses (including the reasonable fees and disbursements of counsel to the Agents) incurred in connection with the establishment of and, if mutually agreed on by the Issuer and the Agents, the maintenance of the program contemplated by this Agreement.

               5. Conditions of Obligations. The obligations of each Agent, as
                  -------------------------
agent of the Issuer, under this Agreement at any time to solicit offers to purchase the Securities and to purchase Securities from the Issuer as principal is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer herein, to the accuracy, on each such date, of the statements of the Issuer's officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Issuer of its obligations hereunder, and to each of the following additional conditions precedent:

               (a) The Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall have been filed with the Commission in accordance with the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or any Agent, shall be contemplated by the Commission.

               (b) Neither the Registration Statement nor the Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of any Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading other than any statement contained in, or other matter omitted from, the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished by the Agent to the Issuer expressly for use in the Registration Statement or Prospectus.

               (c) Subsequent to the acceptance by the Issuer of an offer to purchase any Securities pursuant to the terms of this Agreement and prior to the time of delivery of such Securities, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Agents (or, if less than all of the Agents have agreed to purchase such Securities, a majority in interest of those that have agreed to such purchase), is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering, purchase or sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities of the Issuer by any "national recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implication); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Agents (or, if less than all of the Agents have agreed to purchase such Securities, a majority in interest of those that have agreed to such purchase) be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities, generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities;
        (vi) any major disruption of settlements of securities; or (vii) any attack on, or outbreak or escalation of hostilities or acts of terrorism involving, the United States or any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Agents (or, if less than all of the Agents have agreed to purchase such Securities, a majority in interest of those that have agreed to such purchase), the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities.

               (d) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the applicable Agents shall have received an opinion, dated the Closing Date, or such date of delivery, as the case may be, of Morgan Lewis & Bockius LLP, counsel for the Issuer, or of internal counsel for the issuer, to the effect that:

                     (i) The Issuer has been duly incorporated and is a subsisting corporation under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Issuer is qualified to do business as a foreign corporation in good standing in such other jurisdictions where it owns or leases properties or conducts business so as to require such qualification, other than where the failure to be so qualified would not have a material adverse effect on the Issuer and its subsidiaries taken as a whole;

                     (ii) The Indenture has been duly authorized, executed and delivered by the Issuer and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                     (iii) The Securities have been duly authorized and
               established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security;

                     (iv) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel has no reason to believe that such registration statement as of its effective date, the Registration Statement or the Prospectus, as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                      (v) Except for the registration of the securities certificate relating to the Securities by the PUC, which registration has been obtained by the PUC Order, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

                      (vi) The execution, delivery and performance of the Indenture and this Agreement and the issuance and sale of the Securities, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute or any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any of its properties, (ii) any material agreement or instrument known to such counsel to which the Issuer or any subsidiary of the Issuer is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, except such breach, violation or default as would not, individually or in the aggregate, have a material adverse effect on the Issuer and its subsidiaries taken as a whole, or (iii) the charter or by-laws of the Issuer, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                      (vii) This Agreement has been duly authorized, executed and delivered by the Issuer;

                      (viii) Except as disclosed in the Prospectus, the Issuer
               possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Issuer and its subsidiaries taken as a whole; and

                      (ix) The Issuer is not a "holding company" within the meaning of the PUHCA. The Issuer is a "subsidiary company" of a "holding company" within the meaning of the PUHCA, but UGI Corporation, the "holding company," is exempt from all the rules and regulations promulgated thereunder, other than Section 9(a)(2) thereof, by virtue of its filing of a Form U-3A-2 with the Commission;

        provided, however, that, in the case of each such opinion delivered
        --------  -------
        pursuant to a Terms Agreement, (x) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; (y) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well; and (z) in lieu of the opinion described in clause (iii), such opinion shall state that the Securities being delivered on the date of such opinion, when delivered against payment therefor as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and will conform to the description thereof contained in the Prospectus as amended or supplemented at such date of delivery.

               (e) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the applicable Agents shall have received a certificate, dated the Closing Date or such date of delivery, as the case may be, of the President or any Vice President and a principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Issuer in this Agreement are true and correct, (ii) the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or such date of delivery, as the case may be, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission, and (iv) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial condition, business, properties, results of operations or prospects of the Issuer and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus. In the case of each such certificate delivered pursuant to a Terms Agreement, the statements contained in such certificate relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

               (f) Except as otherwise agreed by the Agents, at the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the applicable Agents shall have received a letter, dated the Closing Date or such date of delivery, as the case may be, of the Issuer's independent public accountants, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                      (i) in their opinion, the financial statements and schedules and summary of earnings, if any, examined by them and included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

                      (iii) on the basis of the review, if any, referred to in
               clause (ii) above, a reading of the latest available interim financial statements of the Issuer, inquiries of officials of the Issuer who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                            (A) the unaudited financial statements, if any,and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                            (B) the unaudited "capsule" information, if any, contained in the Prospectus does not agree with the corresponding amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                            (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Issuer and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any increase in consolidated net current liabilities or any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                             (D) for the period from the closing date of the latest available income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated operating revenues, utility operating income, or net income, and, where the comparison is of fiscal quarters, in the ratio of earnings to fixed charges;

               except in all cases set forth in clauses(C) and (D) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement and the Prospectus, including documents incorporated by reference therein, (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Issuer and its subsidiaries subject to the internal controls of the Issuer's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

               All financial statements and schedules included in material incorporated by reference into the Registration Statement and the Prospectus shall be deemed included in the Registration Statement and the Prospectus for purposes of this subsection.

               In the case of each such letter delivered pursuant to a Terms Agreement, the statements contained in such letter relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

               (g) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the applicable Agents shall have received from Dewey Ballantine LLP, counsel for the Agents, such opinion or opinions, dated the Closing Date or such date of delivery, as the case may be, with respect to the incorporation of the Issuer, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Agents may require, and the Issuer shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Dewey Ballantine LLP may rely as to the incorporation of the Issuer and all other matters governed by Pennsylvania law upon the opinion of Morgan Lewis & Bockius, LLP and on the opinion of the Issuer's internal counsel referred to above.

               (h) At the Closing Date and, if specified in a Terms Agreement, if any, at the time of delivery of the Securities described in such Terms Agreement, the PUC Order shall be in effect and permit the issue and sale of the Securities.

               (i) The Issuer shall have furnished to the Agents or their counsel such further certificates and documents as the Agents or such counsel may reasonably request.

               6.  Additional Covenants of the Issuer.  The Issuer agrees that:
                   ----------------------------------

               (a) Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance, and it shall be a condition to closing that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Issuer of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Issuer on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

               (b) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by (i) a Pricing Supplement or (ii) incorporation by reference of information contained in a Current Report on Form 8-K , unless such Form 8-K is required to be filed to comply with Section 4(c) hereof), the Issuer shall, (A) promptly after such amendment or supplement, if such amendment or supplement shall occur at a Marketing Time, or (B) promptly at the next Marketing Time if such amendment or supplement shall not occur at a Marketing Time, furnish the Agents with a certificate, dated the date of delivery thereof, of the President or any Vice President and a principal financial or accounting officer of the Issuer, in form satisfactory to the Agents, to the effect that the statements contained in the certificate covering the matters set forth in Section 5(e) hereof which was last furnished to the Agents pursuant to this Section 6(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e); provided,
                                                                       --------
        however, that any certificate furnished under this Section 6(b) shall
        -------
        relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in clause (ii) of Section 5(e), to the time of delivery of such certificate.

               (c) At each Representation Date referred to in Section 6(b), the Issuer shall, (A) promptly thereafter if such Representation Date shall occur at a Marketing Time, or (B) promptly at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, furnish the Agents with a written opinion or opinions, dated the date of delivery thereof, of counsel for the Issuer, in form satisfactory to the Agents, to the effect set forth in Section 5(d) hereof; provided,
                                                                --------
        however, that to the extent appropriate such opinion or opinions may
        -------
        reconfirm matters set forth in a prior opinion delivered at the Closing Date or under this Section 6(c); provided further, however, that any
                                         -------- -------  -------
        opinion or opinions furnished under this Section 6(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) of
        Section 5(d) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant date or dates for the delivery of such Securities to the purchaser or purchasers thereof. "Applicable Period" shall mean, with respect to any opinion delivered pursuant to this Section 6(c), the period commencing on the date as of which the most recent prior opinion delivered at the Closing Date or under this Section 6(c) speaks and ending on the Representation Date.

               (d) At each Representation Date referred to in Section 6(b) on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Issuer shall cause its independent public accountants, (A) promptly thereafter if such Representation Date shall occur at a Marketing Time, or (B) promptly at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, to furnish the Agents with a letter, addressed jointly to the Issuer and the Agents and dated the date of delivery thereof, in form and substance satisfactory to the Agents, to the effect set forth in Section 5(f) hereof; provided, however, that to
                                                     --------  -------
        the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Closing Date or pursuant to this Section 6(d); provided further, however, that any letter furnished under this
              -------- -------  -------
        Section 6(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer.

               (e) The Issuer agrees that any obligation of a person who has agreed to purchase Securities to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer's representation and warranty deemed to be made to the Agents pursuant to the second sentence of subsection (a) of this Section 6, and (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a), (b) and (c), it being understood that under no circumstance shall any Agent have any duty or obligation to exercise the judgment permitted under Section 5(b) or (c) on behalf of any such person.

               7. Indemnification and Contribution.
                  --------------------------------

               (a) The Issuer will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Issuer will not be liable to such Agent in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer by such Agent specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Issuer in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Agent consists of the information described as such in subsection (b) below.

               (b) Each Agent will severally and not jointly indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Issuer in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Agent consists of (i) the following information in the Prospectus furnished on behalf of each Agent: the stabilization legend on the second page of the Prospectus; and the third sentence and fifth sentences of the second paragraph and all of the tenth paragraph of text under the caption "Plan of Distribution" concerning the terms of the offering of the Securities by the Agents, and (ii) the following information in the Prospectus furnished on behalf of First Union Securities Inc.: all of the last paragraph of text under the aforementioned "Plan of Distribution" caption.

               (c)  Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except to the extent that the indemnifying party has been materially prejudiced by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

               (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and any Agent on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and any Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and any Agent on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Agent from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Agent in this subsection (d) to contribute are several, in the same proportion which the amount of the Securities which are the subject of the action and which were distributed to the public through such Agent pursuant to this Agreement bears to the total amount of such Securities distributed to the public through all of the Agents pursuant to this Agreement, and not joint.

               (e) The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which each Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer, to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

               8. Status of Each Agent. In soliciting offers to purchase the
                  --------------------
Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than any obligation to purchase Securities pursuant to Section 3(b) hereof), each Agent is acting individually and not jointly and is acting solely as agent for the Issuer. In connection with the placement of any Securities by an Agent, acting as agent, (a) each Agent will make reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by such Agent and accepted by the Issuer, but such Agent shall have no liability to the Issuer in the event any such purchase is not consummated for any reason; and (b) if the Issuer shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer (i) shall reimburse such agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Issuer's account and (ii) in particular, shall pay to the Agents any commission to which they would be entitled in connection with such sale.

               9.  Survival of Certain Representations and Obligations. The
                   ---------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Agent, the Issuer or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 10 or for any other reason or if for any reason the sale of Securities described in a confirmation or Terms Agreement referred to in Section 3(b) by the Issuer to an Agent is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(j), provided that the Agents provide to the Issuer an itemized schedule of such expenses, and the obligations of the Issuer under Sections 4(f) and 4(i) and the respective obligations of the Issuer and the Agents pursuant to Section 7 shall remain in effect. In addition, if any such termination of this Agreement shall occur at any time when (i) any Agent shall notify the Issuer that it owns Securities with the intention of reselling them, but in no event shall the time period for such resale be in excess of 60 days from the date of purchase of such Securities by the Agent (unless a particular time period of more than 60 days has been specified in the Terms Agreement relating to the purchase of such Securities or the Issuer and the Agent have otherwise agreed on another time period) or (ii) the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the obligations of the Issuer under the second sentence of Section 4(c), under Sections 4(a), 4(b), 4(d), 4(e), 4(g) and 4(h) and, in the case of a termination occurring as described in (ii) above, under Sections 6(a) and 6(e), the last sentence of Section 3(b)(v) and the last sentence of Section 8 shall also remain in effect.

               10. Termination. This Agreement may be terminated for any reason
                   -----------
at any time by the Issuer as to any Agent or, in the case of any Agent, by such Agent insofar as this Agreement relates to such Agent, upon the giving of one day's written notice of such termination to the other parties hereto; provided,
                                                                      --------
however, that this Agreement may not be terminated with respect to an Agent by
-------
the giving of such notice following receipt by the Issuer of a confirmation or Terms Agreement pursuant to Section 3(b) relating to the purchase of Securities by such Agent and prior to delivery of the Securities described in such confirmation or Terms Agreement, unless the sale and purchase of Securities contemplated thereby is rejected by the Issuer in accordance with Section 3(b). Any settlement with respect to Securities placed by an Agent on an agency basis occurring after termination of this Agreement shall be made in accordance with the Procedures and each Agent agrees, if requested by the Issuer, to take the steps therein provided to be taken by such Agent in connection with such settlement.

               11. Notices. Except as otherwise provided herein, all notices and
                   -------
other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Credit Suisse First Boston Corporation shall be directed to it at Eleven Madison Avenue, New York, New York 10010-3629,
Attention: Short and Medium Term Finance Department (Facsimile No. (212) 325-8183); notices to Janney Montgomery Scott LLC shall be directed to it at 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Alan M. Schankel, Senior Vice President, Director of Fixed Income (Facsimile No. (215) 557-0175); notices to First Union Securities, Inc. shall be directed to it at One Wachovia Center, 301 South College Street, TW-8, Charlotte, North Carolina 28288-0602, Attention: Syndicate Desk (Facsimile No. (704) 383-0661); and notices to the Issuer shall be directed to it at 460 North Gulph Road, King of Prussia, PA 19406, Attention: Treasurer (Facsimile No. (610) 992-3259); or in the case of any party hereto, to such other address or person as such party shall specify to each other party by a notice given in accordance with the provisions of this Section 11. Any such notice shall take effect at the time of receipt.

               12. Successors. This Agreement will inure to the benefit of and
                   ----------
be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in Section 6(e), any person who has agreed to purchase Securities from the Issuer, and no other person will have any right or obligation hereunder.

     13. Counterparts. This Agreement and any Terms Agreement may be executed in
         ------------
any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement and any Terms Agreement shall be
         --------------
governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby or thereby.

     If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                      Very truly yours,


                                      UGI UTILITIES, INC.


                                      By: /s/ John C. Barney
                                         Name:  John C. Barney
                                         Title: Senior Vice President - Finance

CONFIRMED AND ACCEPTED, as of the
 date first above written:

CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ Julie A. Keogh
   Name:  Julie A. Keogh
   Title: Director

JANNEY MONTGOMERY SCOTT LLC


By: /s/ Alan Schankel
   Name:  Alan Schankel
   Title: Senior Vice President

FIRST UNION SECURITIES, INC.


By: /s/ Keith Mauney
   Name:  Keith Mauney
   Title: Managing Director

                                                                       EXHIBIT A

                               UGI Utilities, Inc.
                                   ("Company")
                           Medium-Term Notes, Series C
                   Due Nine Months or More from Date of Issue

                                 TERMS AGREEMENT

UGI Utilities, Inc.
100 Kachel Boulevard
Suite 400
Green Hills Corporate Center
Reading, PA 19607

Attention:  Robert W. Krick
            Treasurer

Dear Sirs:

We offer to purchase, on the terms and conditions of the Distribution Agreement filed on May 21, 2002 by the Company on Form 8-K ("Distribution Agreement"), the following Medium Term Notes ("Notes") on the following terms:

All Notes

--------------------------------------------------------------------------------------------
Principal Amount:         Record Date:                       Original Issuance Discount
                                                             Security?  ___ Yes ___ No

--------------------------------------------------------------------------------------------
Purchase Price:(1)        Interest Payment Date:             Note Redeemable by Company?
                                                             ___ Yes ___ No


--------------------------------------------------------------------------------------------
Price to Public:(2)       Interest Payment Period:           If Redeemable by Company:
                                                             Initial Redemption Date:
                                                             Initial Redemption Price:
                                                             Notice Period:


--------------------------------------------------------------------------------------------
Underwriting Discount
or Commission:

--------------------------------------------------------------------------------------------
Trade Date:               Exact name in which Note(s) are    Note Redeemable by Holder?
                          to be registered:                  ___ Yes ___ No


--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Settlement Date (Issue Date):    Exact address of registered        If Redeemable by Holder:
                                 owner, and, if different, the      Optional Redemption Date(s):
                                 address for delivery of notices    Optional Redemption Price(s):
                                 and payment of principal, any      Notice Period:
                                 premium and interest:


-------------------------------------------------------------------------------------------------------
Maturity Date:                   Taxpayer Identification Number     Sinking Fund? ___ Yes ___ No
                                 of registered owner:


-------------------------------------------------------------------------------------------------------
                                                                    Amortizable? ___ Yes ___ No


-------------------------------------------------------------------------------------------------------
                                                                    If Amortizable:
                                                                    Amortization Schedule:


-------------------------------------------------------------------------------------------------------
                                                                    Maturity Extendable by Company?
                                                                    ___ Yes ___ No
                                                                    If yes, Final Maturity Date:


-------------------------------------------------------------------------------------------------------

-----------------
(1)  To be paid with accrued interest from the Trade Date to the Settlement
     Date.
(2) The Agent proposes to reoffer the above Notes from time to time at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

If Floating Rate Note

---------------------------------------------------------------------------------------------------------
Interest Rate Formula:            Index Maturity:                     Variable Rate Note Renewable by
CD Rate _________                                                     Company? ___ Yes ___ No
CMT Rate _________
  Telerate Page 7051 ____
  Telerate Page 7052 ____
Commercial Paper Rate ___
Federal Funds Rate ____
LIBOR _______
Prime Rate _____
Treasury Rate _____


---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Initial Interest Rate:        Spread or Spread Multiplier (if    Inverse Floating Rate Note?
                              any):                              ___ Yes ___ No
                                                                 If yes, describe terms:


----------------------------------------------------------------------------------------------------
Interest Reset Dates:         Maximum Interest Rate (if any):    Floating Rate/Fixed Rate Note?
                                                                 ___ Yes ___ No
                                                                 If yes, describe applicable terms:


----------------------------------------------------------------------------------------------------
                              Minimum Interest Rate (if any):


----------------------------------------------------------------------------------------------------
                              Interest Determination Dates:


----------------------------------------------------------------------------------------------------
                              Calculation Agent:


----------------------------------------------------------------------------------------------------
                              Calculation Dates:


----------------------------------------------------------------------------------------------------

If Fixed Rate Note:

Interest Rate:

Our agreement to purchase the Notes hereunder is subject to the conditions set forth in the Distribution Agreement, including the conditions set forth in paragraphs (c), (d), (e) and (f) of Section 5 thereof. If, for any reason, the purchase by the undersigned of the Notes is not consummated other than because of a default by the undersigned or a failure to satisfy a condition set forth in clause (iii), (iv), (v), (vi) or (vii) of Section 5(c) of the Distribution Agreement, the Issuer shall pay or reimburse the undersigned for all reasonable expenses incurred by the undersigned in accordance with Section 4(j) of the Distribution Agreement.

The following certificates, opinions, letters, and orders referred to in Section 5 of the Distribution Agreement will be required:______________________________.

Unless the undersigned has received notification from the Company within one Business Day (as defined in the Distribution Agreement) that the Company does not agree to the terms set forth herein, the Terms Agreement shall constitute an agreement between the Company and the undersigned for the sale and purchase of the Notes upon the terms set forth herein and in the Distribution Agreement.

                                        Very truly yours,

                                        [Name of Agent]

                                        By:_____________________________
                                        Name:___________________________
                                        Title:____________________________

Agreed and accepted as of the
date set forth above:

UGI UTILITIES, INC.


By:_________________________
Name:  Robert W. Krick
Title:  Assistant Treasurer

                                                                       EXHIBIT B

                                  Fee Schedule
                                  ------------

The Issuer agrees to pay - the - each - Agent a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by - the - such - Agent:

                                              Commission Rate
                                            (as a percentage of
                  Term                        principal amount)
                  ----                       ------------------

9 months to less than 12 months                   .125%

12 months to less than 18 months                  .150

18 months to less than 2 years                    .200

2 years to less than 3 years                      .250

3 years to less than 4 years                      .350

4 years to less than 5 years                      .450

5 years to less than 6 years                      .500

6 years to less than 7 years                      .550

7 years to less than 10 years                     .600

10 years to less than 15 years                    .625

15 years to less than 20 years                    .700

20 years to less than 30 years                    .750

30 years and greater                              To be negotiated

                                                                       EXHIBIT C

                            ADMINISTRATIVE PROCEDURES
                            -------------------------

          The Medium-Term Notes due nine months or more from their issue date (the "Notes") are to be offered on a continuing basis by UGI Utilities, Inc. (the "Issuer"). Credit Suisse First Boston Corporation, Janney Montgomery Scott LLC and First Union Securities, Inc. (the "Agents") have agreed to use reasonable efforts to solicit offers to purchase the Notes. An Agent may, but will not be obligated to, purchase Notes as principal for its own account. The Notes are being sold pursuant to a Distribution Agreement, dated May 15, 2002 (the "Distribution Agreement"), between the Issuer and the Agents, and will be issued pursuant to an Indenture, dated as of August 1, 1993 (the "Indenture"), between the Issuer and Wachovia Bank, National Association, as trustee (the "Trustee"). The Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Issuer and will have been registered under the Securities Act of 1933, as amended (the "Act"). For a description of the terms of the Notes and the offering and sale thereof, see the sections entitled "Description of Notes", and "Plan of Distribution" in the Prospectus Supplement relating to the Notes, dated May 15, 2002, attached hereto and hereinafter referred to as the "Prospectus Supplement", and the sections entitled "Description of Debt Securities" and "Plan of Distribution" in the Prospectus relating to the Notes, dated November 6, 2001, attached hereto and hereinafter referred to as the "Prospectus".

          The Notes will be represented by Global Securities (as defined below in Part II) delivered to The Depository Trust Company ("DTC") or its nominee and recorded in the book-entry system maintained by DTC or such nominee ("Book-Entry Notes"). Notes for which interest is calculated on the basis of a fixed interest rate are referred to herein as "Fixed Rate Notes". Notes for which interest is calculated at a rate or rates determined by reference to an interest rate formula are referred to herein as "Floating Rate Notes".

          Notes which are issued at a price lower than the principal amount thereof and which provide that upon redemption or acceleration of the maturity thereof an amount less than the principal thereof shall become due and payable are referred to herein as "Original Issue Discount Notes". For special provisions relating to Original Issue Discount Notes and other Notes issued at a discount for tax purposes, see the section entitled "Certain United States Federal Income Tax Considerations -- Original Issue Discount" in the Prospectus Supplement.

          The Notes will be denominated in U.S. dollars and payments of principal of and any premium and interest on the Notes will be made in U.S. dollars in the manner indicated in the Prospectus and the Prospectus Supplement.

          Administrative procedures and specific terms of the offering are explained below. Part I indicates procedures applicable to all Notes; and Part II indicates specific procedures for Book-Entry Notes. Administrative and record-keeping responsibilities will be handled by the Trustee and by the Issuer's Treasury Department. The Issuer will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery.

PART I:  PROCEDURES APPLICABLE TO ALL NOTES
-------------------------------------------

Issue Date
----------

          Each Note will be dated the date of its authentication. Each Note will also bear an original issue date (the "Issue Date") which, with respect to any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Note, regardless of their dates of authentication.

Price to Public
---------------

          Except as otherwise specified in a pricing supplement, each Note will be issued at 100% of principal amount, less the applicable Agents' discount or commission.

Minimum Purchase Price; Denomination
------------------------------------

               The minimum aggregate amount of Notes which may be offered to any purchaser will be $1,000 and Notes will be denominated in minimum amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

Maturities
----------

               Each Note will mature on a date, selected by the purchaser and agreed to by the Issuer, which will be at least nine months from its Issue Date.

Interest Payments
-----------------

               Interest on each interest-bearing Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement and the applicable pricing supplement. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that, in the case of a Floating Rate Note for which the interest rate basis ("Base Rate") is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

               On the second Business Day (as defined below) immediately preceding each interest payment date, the Trustee will furnish the Issuer with the total amount of interest payments to be made on such interest payment date. The Trustee will provide monthly, to the Issuer's Treasury Department, a list of the principal and any premium and interest to be paid on Notes maturing in the next succeeding month.

Redemption/Repayment; Extension of Maturity
-------------------------------------------

               If indicated in the applicable pricing supplement, the Notes of a particular tenor will be subject to redemption in whole or in part (subject to applicable minimum denominations), at the option of the Issuer on and after an initial redemption date as set forth in the applicable pricing supplement and in the applicable Note. The redemption price will be set forth in the applicable pricing supplement and in the applicable Note.

               If indicated in the applicable pricing supplement, the Notes of a particular tenor will be subject to repayment at the option of the holders thereof in accordance with the terms of the Notes on a repayment date as set forth in the applicable pricing supplement and in the applicable Note. The repayment date or dates and repayment price will be set forth in the applicable pricing supplement and in the applicable Note.

                  The applicable pricing supplement will also indicate whether a
Note is subject to extension beyond its stated maturity at the Issuer's option.

Procedures for Establishing the Terms of the Notes
--------------------------------------------------

               The Issuer and the Agents will discuss from time to time the price of and the rates to be borne by the Notes that may be sold as a result of the solicitation of offers or offers to purchase by Agents. After an Agent has recorded any indication of interest in Notes upon certain terms, and has communicated such terms to the Issuer, the Issuer will notify the Agents if it plans to accept an offer to purchase Notes upon such terms. If so, the Issuer will prepare a pricing supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and, after approval from the Agent, will arrange to have the pricing supplement filed with or transmitted by a means reasonably calculated to result in filing with the Securities and Exchange Commission (the "Commission") via the Commission's Edgar System pursuant to Rule 424 under the Act.* No settlements with respect to Notes upon such

_____________________
   * If clause (b)(3) of Rule 424 is applicable, such filing shall be made no later than the fifth business day following the earlier of the date of determination of the settlement information described below or the date such pricing supplement is first used. If clause (b)(2) or (b)(5) of Rule 424 is terms may occur prior to such transmitting or filing and the Agent will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting or filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                  Pricing supplements delivered to the Agents will be sent to:

                           Credit Suisse First Boston Corporation:

                           Credit Suisse First Boston Corporation
                           11 Madison Avenue
                           New York, NY  10010
                           Attn: Short and Medium Term Finance Department
                           Telephone:  (212) 325-0929
                           Telecopier: (212) 743-5825

                           Janney Montgomery Scott LLC:

                           Janney Montgomery Scott LLC
                           Suburban Square
                           Times Building
                           2nd Floor
                           Ardmore, PA 19003
                           Attn:  Craig Fertel
                           Telephone:  (610) 896-2812

                           First Union Securities, Inc.:

                           First Union Securities, Inc.
                           One Wachovia Center, TW-8
                           301 South College Street
                           Charlotte, NC 28288
                           Attn:  Jim Williams and Neal Smith
                           Telephone:  (704) 383-8766
                           Telecopier: (704) 383-9519

               If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer will promptly notify the Agents. The Agents will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Issuer may establish rates to be so "posted". Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once an Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Issuer, if the Issuer plans to accept an offer at the posted rate, it will prepare a pricing supplement reflecting such posted rate and, after approval from the Agents, will arrange to have the pricing supplement filed via the Commission's Edgar System pursuant to Rule 424(b) under the Act and will supply at least 1 copy of the Prospectus, as then amended or supplemented, and bearing such pricing supplement, to the Agent. No settlements at the posted rates may occur prior to such transmitting or filing and the Agents will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

________________________________________________________________________________

       applicable, such filing shall be made no later than the second business day following the earlier of the date of determination of the settlement information or the date such pricing supplement is first used.

               Outdated pricing supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation;  Amendment or Supplement
----------------------------------------------------

               As provided in the Distribution Agreement, the Issuer may instruct the Agents to suspend the solicitation of offers to purchase at any time, and upon receipt of at least one Business Day's prior notice from the Issuer, the Agents will each forthwith suspend solicitation until such time as the Issuer has advised it that solicitation of offers to purchase may be resumed.

               If the Agents receive the notice from the Issuer contemplated by
Section 3(c) or 4(c) of the Distribution Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Distribution Agreement. If the Issuer is required, pursuant to Section 4(c) of the Distribution Agreement, to prepare an amendment or supplement, it will promptly furnish the Agents with the proposed amendment or supplement; if the Issuer decides to amend or supplement the registration statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement in accordance with the terms of the Distribution Agreement. The Issuer will promptly file such amendment or supplement with the Commission, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed.

               Any such suspension shall not affect the Issuer's obligations under the Distribution Agreement; and in the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Acceptance of Offers
--------------------

               The Agents will promptly advise the Issuer, at its option orally or in writing, of each reasonable offer to purchase Notes received by it, other than those rejected by such Agents. Each Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly so notify the Agents.

Confirmation
------------

               For each accepted offer, the Agent will issue a confirmation, in writing, to the purchaser, and a confirmation to the Issuer's Treasury Department, setting forth the Purchase Information as defined under II below and delivery and payment instructions; provided, however, that, in the case of the
                                   --------  -------
confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.

Determination of Settlement Date
--------------------------------

               The receipt of immediately available funds by the Issuer in payment for a Note and entry by the Agents of a Same Day Funds Settlement System ("SDFS") delivery order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchase of, such Note, shall, with respect to such Note, constitute "settlement". All offers accepted by the Issuer will be settled on the third Business Day next succeeding the date of acceptance, unless otherwise agreed by the Agent and the Issuer. The settlement date shall be specified upon receipt of an offer to purchase.

Delivery of Prospectus
----------------------

               A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) must be delivered to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. (For this purpose, entry of an SDFS delivery order through DTC's Participant Terminal System to credit a Note to the account of a Participant purchasing, or acting for the purchaser of, a Note shall be deemed to constitute delivery of such Note.) Upon request, the Issuer shall furnish to the Agents copies of the Prospectus and each amendment or supplement thereto (including appropriate pricing supplements but excluding copies of any electronic filings made by the Issuer with the Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), in such quantities and within such time limits as will enable the Agents to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures
--------------------------

               The Issuer will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Note or the Global Securities (as defined below in Part II).

Advertising Expenses
--------------------

               The Issuer will determine with the Agents the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Issuer pursuant to the provisions of Section 4(j) of the Distribution Agreement.

Business Day
------------

               "Business Day" means (a) with respect to any Note (unless otherwise provided in this definition), any day that is a Business Day in The City of New York and (b) with respect to LIBOR Notes only, any Business Day in New York that is also a London Business Day.

Trustee Not to Risk Funds
-------------------------

               Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, the Agents, DTC or any Holder of a Note, it being understood by all parties that payments made by the Trustee to the Issuer, the Agents, DTC or any Holder of a Note shall be made only to the extent that funds are provided to the Trustee for such purpose.

PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES
--------------------------------------------------------

               In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter") from the Issuer and the Trustee to DTC dated as of July 11, 1996, and a Medium-Term Note Certificate Agreement between the Trustee and DTC dated December 27, 1989, as amended on August 18, 1994, and its obligations as a participant in DTC, including DTC's SDFS.

Form, Denominations and Registration
------------------------------------

               All Book-Entry Notes of the same tenor and having the same Issue Date will be represented initially by a single note (a "Global Security") in fully registered form without coupons. Global Securities will be issued in minimum denominations of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $500,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but not for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number. Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as Agents or Agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

CUSIP Numbers
-------------

               The Issuer, in cooperation with the Agents, has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Securities representing Book-Entry Notes. The Issuer has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered it to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Securities as described below under "Details for Settlement". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. The Trustee will notify the Issuer at the time when fewer than 100 of the reserved CUSIP numbers remain unassigned to the Global Securities; and the Issuer will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Transfers and Exchanges for the Purpose of Consolidation
--------------------------------------------------------

               Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

               The Trustee may upon notice to the Issuer deliver to DTC and the CUSIP Service Bureau at any time a written notice (a copy of which shall be attached to the Global Security resulting from such exchange) specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent Book-Entry Notes of the same tenor and having the same Issue Date, and for which interest (if any) has been paid to the same date, (ii) a date occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date (if any) for such Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Notice of Interest Payment Dates and Regular Record Dates
---------------------------------------------------------

         To the extent then known, on the first Business Day of March, June, September, and December of each year, the Trustee will deliver to the Issuer and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day.

Payments of Principal and Interest
----------------------------------

                  (a)  Payments of Interest Only. Promptly after each Regular
                       -------------------------
Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each Global Security on such Interest Payment Date. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                  (b)  Payments at Stated Maturity. On or about the first
                       ---------------------------
Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Security maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the stated maturity of such Global Security. The Issuer will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such stated maturity. Upon surrender of a Global Security, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If any stated maturity of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such stated maturity. Promptly after payment to DTC of the principal and any interest due at the stated maturity of such Global Security, the Trustee will cancel such Global Security and return such Global Security to the Issuer in accordance with the terms of the Indenture.

                  (c)  Payment upon Redemption. The Trustee will comply with the
                       -----------------------
terms of the Letter with regard to redemptions or repayments of the Book-Entry Notes. In the case of Book-Entry Notes stated by their terms to be redeemable prior to stated maturity, at least 40 calendar days before the date fixed for redemption (the "Redemption Date"), the Issuer shall notify the Trustee of the Issuer's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 calendar days prior to the Redemption Date, the Trustee shall notify DTC of the Issuer's election to redeem such Book-Entry Notes. The Trustee shall notify the Issuer and DTC of the CUSIP number(s) of the particular Book-Entry Notes to be redeemed either in whole or in part. The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Redemption Date of such Book-Entry Note. The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Book-Entry Note redeemed in whole and shall deliver it to the Issuer with an appropriate debit advice. If a Global Security is to be redeemed in part, the Trustee will cancel such Global Security and issue a Global Security which shall represent the remaining portion of such Global Security and shall bear the CUSIP number of the canceled Global Security.

                  (d)  Manner of Payment. The total amount of any principal and
                       -----------------
interest due on Global Securities on any interest payment date or at maturity shall be paid by the Issuer to the Trustee in immediately available funds on such date available for use as of 9:30 A.M. New York City time. The Issuer will make such payment on such Global Securities by wire transfer to the Trustee. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 1:00 p.m., New York City time, on each date of maturity of a Book-Entry Note or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due at maturity on Book-Entry Notes. On each interest payment date, the interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY DIRECT RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON THE BOOK-ENTRY NOTES.

                  (e)  Withholding Taxes. The amount of any taxes required under
                       -----------------
applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Details for Settlement
----------------------

                  For each offer for Book-Entry Notes accepted by the Issuer, the Agents shall communicate to the Issuer's Treasury Department prior to 11:00 a.m., on the first Business Day after the trade date (or on the trade date if such sale is to be settled within one Business Day), by telephone, telex, facsimile transmission or other acceptable means, the following information (the "Purchase Information"):

                  1.   Principal amount of the Notes.

                  2.   Stated Maturity of the Notes.

                  3. In the case of Fixed Rate Notes, the interest rate of the Notes and whether such Note is an amortizing note, and, if so, the amortization schedule; in the case of Floating Rate Notes or indexed notes, the Base Rate or interest rate formula, the spread or spread multiplier (if any), the maximum or minimum interest rate limitation (if any), the calculation or determination agents, the calculation dates, the initial interest rate, the interest payment dates, the regular record dates, the index maturity, the interest determination dates and the interest reset dates, in each case, to the extent applicable with respect to the Notes.

                  4. Redemption and/or repayment provisions, if any, of the Notes.

                  5.   Trade date of the Notes.

                  6.   Settlement date (issue date) of the Notes.

                  7. Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement) or discount.

                  8.   Price.

                  9.   Original issue discount, if any.

                  10. Whether the Issuer has the option to extend the stated maturity of the Note and if so, the extension period, the election dates and the final maturity of such Note.

                  11. Whether the Note is a renewable note, and if it is a renewable note, the initial maturity date and the final maturity date.

                  12. In the case of an indexed note, any additional information relevant to determination of the amounts of principal (and premium, if any) or interest payable.

                  13.  If the transaction is on an agency or principal basis.

                  14.  Any additional applicable terms of the Notes.

                  The issue date of, and the settlement date for, Book-Entry Notes will be the same. Before accepting any offer to purchase Book-Entry Notes to be settled in less than three Business Days, the Issuer shall verify that the Trustee will have adequate time to prepare and authenticate the Global Securities.

                  If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that the foregoing procedure is completed, the procedures described in the following two paragraphs shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 p.m., as the case may be, on the Business Day before the settlement date.

                  Immediately after receiving the details for each offer for Book-Entry Notes from the Agents and in any event no later than 12:00 Noon on the first Business Day after the trade date (or on the trade date if such sale is to be settled within one Business Day), the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telephone, telex, facsimile transmission or other acceptable means, to the Trustee. Each such instruction given by the Issuer to the Trustee shall constitute a continuing representation and warranty by the Issuer to the Trustee and the Agents that (i) the issuance and delivery of such Note have been duly and validly authorized by the Issuer and (ii) such Note, when duly issued, shall constitute the valid and legally binding obligation of the Issuer.

                  Immediately after receiving the Purchase Information from the Issuer and in any event no later than 2:00 P.M. on the first Business Day after the trade date (or on the trade date if such sale is to be settled within one Business Day), the Trustee will assign a CUSIP number to the Global Security representing such Book-Entry Note and will telephone the Issuer and advise the Issuer of such CUSIP number and, as soon thereafter as practicable, the Issuer shall notify the Agents of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing settlement information to DTC (which shall route such information to Standard & Poor's Corporation). Standard & Poor's Corporation will use the information received in the pending deposit message to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate daily or weekly bond report published by Standard & Poor's Corporation.

Settlement; Global Security Delivery and Cash Payment
-----------------------------------------------------

                  The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Global Securities with pre-printed control numbers adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer in accordance with the applicable Officers' Certificate and verification thereof, the Trustee will cause the Global Security to be completed and authenticated and hold the Global Security for delivery against payment.

                  Prior to 10:00 a.m., on the settlement date, the Trustee will enter instructions through DTC's Participant Terminal System, using the function MT II, and DTC will credit such Note to the Trustee's participant account at DTC. Prior to 2:00 p.m., on the settlement date, the Trustee will enter an SDFS delivery order through DTC's Participant Terminal System instructing DTC to (i) debit such Note from the Trustee's participant account and credit such Note to the Presenting Agent's participant account and (ii) debit the Agent's settlement account and credit the Trustee's settlement account in an amount equal to the price of such Note less such Agent's commission or discount (in accordance with SDFS operating procedures in effect on the Settlement Date). The entry of such a delivery order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Security pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

                  Prior to 2:00 p.m., on the Settlement Date unless the Agent is the end purchaser of such Note, the Agent will enter an SDFS delivery order through DTC's Participant Terminal System instructing DTC (i) to debit such Note from the Agent's participant account and credit such Note to the Participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent in an amount equal to the price of such Note (in accordance with SDFS operating procedures in effect on the settlement date).

                  Transfers of funds are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                  The Trustee, upon confirming receipt of such funds, will wire transfer the amount transferred to the Trustee, in funds available for immediate use, for the account of the Issuer to account no. 109-1506 at Mellon Bank, Pittsburgh, PA (ABA No. 043000261).

                  Unless the Agent is the end purchaser of such Note, such Agent will confirm the purchase of such Note by the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Fails
-----

                  If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuer shall notify the Trustee, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

                  If the Agent or Trustee has not entered an SDFS delivery order with respect to a Book-Entry Note, then upon written request (which may be evidenced by telecopy transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day, a withdrawal message instructing DTC to debit such Note from the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global Security to the Issuer. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                  If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), and the Issuer has received the price of such Note less the Agent's commission or discount, such Participants and, in turn, the Agent may enter an SDFS delivery order through DTC's Participant Terminal System debiting such Note from the Agent's participant account and crediting such Note free to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof. Thereafter, the Trustee, (i) will immediately notify the Issuer, once the Trustee has confirmed that such Note has been credited to its participant account, and the Issuer shall immediately transfer by Fedwire (in immediately available funds) to the Agent an amount equal to the price of such Note less the Agent's commission or discount, which was previously sent by wire transfer to the account of the Issuer maintained at Mellon Bank, and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. on the following Business Day. If the fail shall have occurred for any reason other than failure of the Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.